UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 21, 2005

Santarus, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-50651	33-0734433
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

10590 West Ocean Air Drive, Suite 200, San Diego, California		92130
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(858) 314-5700

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01 Regulation FD Disclosure.

Santarus, Inc. discloses that the 45-day period following receipt of notice of acceptance by the U.S. Food and Drug Administration of Santarus’ new drug application for Zegerid® Chewable Tablets has expired and that Santarus did not receive notice of a patent infringement suit from AstraZeneca plc and related patent holders concerning Zegerid Chewable Tablets.

For additional information, refer to Santarus’ prior press releases and periodic filings with the Securities and Exchange Commission.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Santarus, Inc.

September 21, 2005	By:	/s/ Gerald T. Proehl

Name: Gerald T. Proehl
Title: President and Chief Executive Officer